                                                                    EXHIBIT 99.4

                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                              FORT WORTH DIVISION

IN RE:                                (S)  Chapter 11
                                      (S)
KITTY HAWK, INC., et al.              (S)  Case No. 400-42069-BJH and
                                      (S)  Case Nos. 400-42141  through
     Debtors                          (S)  Case No. 400-42149
                                      (S)
                                      (S)  Jointly Administered Under
                                      (S)  Case No. 400-42141-BJH
                                      (S)

             NOTICE OF DEADLINE FOR SUBMITTING BALLOTS, OF HEARING
                   TO CONSIDER CONFIRMATION OF THE DEBTORS'
           AMENDED JOINT PLAN OF REORGANIZATION, DATED MAY 30, 2001,
                 AND OF TIME FOR FILING OBJECTIONS THERETO OR
                       ACCEPTANCES OR REJECTIONS THEREOF
                       ---------------------------------

TO: CREDITORS AND OTHER PARTIES-IN-INTEREST:

     PLEASE TAKE NOTICE that the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the "Court") has entered an order May 31, 2001 (the "Order") approving the Debtors' Final Disclosure Statement Under 11 U.S.C. (S) 1125 in Support of the Debtors' Amended Joint Plan of Reorganization dated May 30, 2001 (the "Disclosure Statement") as containing, pursuant to Section 1125 of title 11, United States Code (the "Bankruptcy Code"), adequate information to enable those parties entitled to vote to make an informed judgment about the Debtors' Amended Joint Plan of Reorganization dated May 30, 2001 (as modified, amended or supplemented from time to time) (the "Plan").

     PLEASE TAKE FURTHER NOTICE that a Pre-Trial Conference regarding confirmation of the Plan is scheduled to commence in Fort Worth, Texas, on July
                                                                           ----
18, 2001 (the "Pre-Trial Conference") at 1:15 p.m., Central Time, or as soon
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thereafter as counsel can be heard, before the Honorable Barbara Houser, United
                                               --------------------------------
States Bankruptcy Judge, U.S. Bankruptcy Court, 147 U.S. Courthouse, 1st Floor,
-------------------------------------------------------------------------------
501 West 10th Street, Fort Worth, TX  76102-3643, and the actual hearing on
------------------------------------------------
confirmation of the Plan (the "Confirmation Hearing") is scheduled to commence in Dallas, Texas, on August 1, 2001 (the "Confirmation Hearing Date") at 1:15
                     --------------                                      ----
p.m., Central Time, or as soon thereafter as counsel can be heard, also before
----
Judge Houser, at the United States Bankruptcy Court, 1100 Commerce Street,
                     -----------------------------------------------------
Dallas, TX 75202.  The Pre-Trial Conference and/or the Confirmation Hearing may
----------------
be adjourned from time to time by oral notice at such hearings. Objecting parties are advised that they should attend the Pre-Trial Conference either in person or by attorney if they wish to hear (or be heard regarding) how the actual Confirmation Hearing might proceed.

     PLEASE TAKE FURTHER NOTICE THAT IF ANY OBJECTION TO CONFIRMATION OF THE PLAN IS NOT FILED AND SERVED STRICTLY AS PRESCRIBED HEREIN, THE OBJECTING PARTY WILL BE BARRED FROM OBJECTING TO
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CONFIRMATION OF THE PLAN AND WILL NOT BE HEARD AT THE CONFIRMATION HEARING.

     PLEASE TAKE FURTHER NOTICE that transmitted herewith, in accordance with Rule 3017(d) of the Federal Rules of Bankruptcy Procedure, is a copy of the Plan, Disclosure Statement, the Order, a Ballot with return envelope, and various documents relating thereto.

     PLEASE TAKE FURTHER NOTICE that May 23, 2001, is the "Voting Record Date" for determining which Creditors of the Debtors may be entitled to vote to accept or reject the Plan.

     PLEASE TAKE FURTHER NOTICE that, by enclosing a Ballot, the Debtors are not representing that you are entitled to vote on the Plan. Further, by including a Ballot, the Debtors are neither acknowledging that you have an Allowed Claim, nor waiving any rights they may have to object to your vote or Claim.

     PLEASE TAKE FURTHER NOTICE that the Plan Supplement containing certain documents referenced in but not attached to the Plan or Disclosure Statement which have not been filed to date, will be filed with the Clerk of the Court and available for examination no later than fifteen (15) days prior to the date on which the Pre-Trial Conference shall commence. Copies of such documents can be obtained from Ian Peck, Esq., Haynes and Boone LLP, 901 Main Street, Suite 3100, Dallas, Texas 75202, Telephone (214) 651-5144, Telecopy (214) 200-0775.

     PLEASE TAKE FURTHER NOTICE THAT JULY 6, 2001 AT 5:00 P.M. DALLAS, TEXAS TIME IS FIXED AS THE DEADLINE FOR BALLOTS TO BE RECEIVED FOR ACCEPTING OR REJECTING THE PLAN. BALLOTS SHALL BE SENT BY THE HOLDERS OF IMPAIRED CLAIMS TO HAYNES AND BOONE, LLP, ATTN: KITTY HAWK SOLICITATION/IAN PECK, 901 MAIN STREET, SUITE 3100 DALLAS, TEXAS 75202, USING THE RETURN ENVELOPE PROVIDED WITH THE VOTING MATERIALS (FACSIMILES WILL NOT BE COUNTED), OR, ALTERNATIVELY, IN THE CASE OF DEBT SECURITIES (THAT IS, THE "SENIOR NOTES"), AS TO WHICH THERE MAY BE BENEFICIAL HOLDERS WHOSE SECURITIES ARE HELD IN THE NAME OF A BROKER, AGENT, BANK OR OTHER LEGAL TITLE HOLDER ("NOMINEE"), PROVISIONS REGARDING BALLOTING PROCEDURES ARE INCLUDED IN PARAGRAPH 9 OF THE ORDER APPROVING THE DISCLOSURE STATEMENT.

     PLEASE TAKE FURTHER NOTICE that if you believe you are a holder of a Claim or Interest in an impaired Class under the Plan and entitled to vote to accept or reject the Plan, but did not receive a Ballot with these materials, please contact either Ian Peck, Esq., Haynes and Boone LLP, 901 Main Street, Suite 3100, Dallas, Texas 75202, Telephone (214) 651-5144, Telecopy (214) 651-5940;
or, in the case of Senior Notes, contact the Solicitation Agent, Mellon Investor Services LLC, 44 Wall Street, 7/th/ Floor, New York, New York 10005, Attention:
Grainne McIntyre (for more information, Banks and Brokers call Ph. 917-320-6286 or Ph. toll free 888-213-0884).

     PLEASE TAKE FURTHER NOTICE that if you have any questions regarding the procedures for voting on the Plan you may contact Ian Peck, Esq., Haynes and Boone LLP, 901 Main Street, Suite 3100, Dallas, Texas 75202-3714, Telephone
(214) 651-5144, Telecopy (214) 651-5940; or, in the case of the Senior Notes, Mellon Investor Services LLC, 44 Wall Street, 7/th/ Floor, New


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York, New York 10005, Attention: Grainne McIntyre (for more information, Banks and Brokers call Ph. 917-320-6286 or Ph. toll free 888-213-0884).

     PLEASE TAKE FURTHER NOTICE that all objections, if any, to the confirmation of the Plan must be in writing, must state with particularity the grounds for objection, and must be (a) filed with the Bankruptcy Court and (b) served upon those parties listed in the Order, so that such objections are filed and received by such persons on or before 4:30 p.m. Fort Worth, Texas Time on July 6, 2001. All objections must also be mailed to all parties listed on the Rule 2002 Service List by such date. Copies of the Rule 2002 Service List may be obtained from the Clerk of Bankruptcy Court. The Confirmation Hearing may be adjourned from time to time without further notice to creditors or parties in interest other than by announcement in the Bankruptcy Court of such adjournment on the date scheduled for Confirmation Hearing.

  The Debtors Urge All Holders of Claims and Interests to Vote in Favor of the Plan.

Dated: May 31, 2001

                         /s/ John D. Penn
                         -----------------------------

Robert D. Albergotti             John D. Penn                  Sarah B. Foster
State Bar No. 00969800           State Bar No. 15752300        State Bar No. 07297500
Haynes and Boone, LLP            Haynes and Boone, LLP         Haynes and Boone, LLP
901 Main Street, Suite 3100      201 Main Street, Suite 2200   600 Congress Ave., Suite 1600
Dallas, Texas 75202              Fort Worth, Texas 76102       Austin, Texas  78701
Tel. No. (214) 651-5000          Tel. No. (817) 347-6600       Tel. No. (512) 867-8400
Fax No. (214) 651-5940           Fax No. (817) 347-6650        Fax No. (512) 867-8470

Attorneys for Debtors